Exhibit 10.13

GLOBAL DIGITAL SOLUTIONS, INC.
(GDSI)
FORM OF
SUBSCRIPTION AGREEMENT

Subscriber:

Company:	Global Digital Solutions, Inc. a New Jersey corporation

Securities:	_________________ Shares of Restricted Common Stock, $.001 par vale

Offering Price:	$__/Common Share

Date:	_______________, 20__

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (as amended, modified, supplemented or restated in accordance with its terms from time to time, this “Agreement”) is between Global Digital Solutions, Inc., a New Jersey corporation and its affiliates (the “Company”), and the individuals named on the signature page of this agreement attached hereto (individually, a “Purchaser” and together, the “Purchasers”).

RECITALS

WHEREAS, the Company has authorized and is offering the sale of up to shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), which Shares shall be purchased at a price of $.__ per share (the “Offering Price”), hereinafter, (the “Offering”); and

WHEREAS, the Offering shall commence on , 20__ (“Effective Date”) and end on , 20__, unless extended or terminated by consent of the Company; and

WHEREAS, the Shares will be offered and sold only to “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act pursuant to this Agreement; and

WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

WHEREAS, the Company desires to sell the Shares to Purchasers on the terms and conditions set forth herein.

ARTICLE I

AUTHORIZATION AND SALE OF THE SHARES

1.1 Authorization. The Company has, prior to the date of this Agreement, (i) authorized the issuance and sale of the Shares to the Purchasers.

1.2 Sale of the Shares to the Purchasers. Subject in all respects to the satisfaction of the terms and conditions herein set forth, and in reliance upon the information published by the Company via the OTC Markets exchange and the respective representations and warranties of the parties set forth herein, and in any document delivered pursuant hereto or thereto, the Company agrees to sell to each Purchaser (and such Purchaser agrees by executing and delivering the Execution Documents and investment amount to purchase from the Company) the number of Shares set forth in such Purchasers’ Agreement at the Offering Price.

1.3 Offering Price and Share Calculation. Each Share shall be priced at the Offering Price.

1.4 Delivery of the Shares to the Purchasers. Upon the execution and delivery by the Purchasers of the Execution Documents and the investment amount, the Company will calculate the number of Shares purchased by the Purchaser and deposit the funds in a bank account designated by the Company. The Shares will be issued to the Purchaser when the subscription has been accepted by the Company and the Company receives notice that the funds have been cleared by the bank holding the funds.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration of Shares by Company. The Purchaser will receive “piggy back” registration rights and the Purchasers Shares will be included on the Company’s next registration statement covering the Shares (the “Registration Statement”). The Company warrants to the Purchaser that it shall file with the Securities and Exchange Commission a registration statement on Form S-1 registering the Shares no later that 120 days after its planned acquisition, Airtronic USA, Inc., has emerged from bankruptcy.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants (such representations and warranties do not lessen or obviate the representations and warranties of the Purchasers set forth in this Agreement) that:

3.1 Organization and Existence, Authority, Etc. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey, and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted; the Company has all requisite corporate power and authority to enter into this Agreement, to issue the Shares as contemplated herein and to carry out the provisions and conditions of this Agreement. This Agreement has been duly executed and delivered by, and constitutes the valid and binding obligations of, the Company, enforceable in accordance with their respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether in a proceeding at law or in equity). The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or ownership of its properties would so require, except where the failure to be so qualified would not have a material adverse effect on its business and financial condition, taken as a whole. The Company will preserve, protect, and maintain, (a) its corporate existence, and (b) all rights, franchises, accreditations, privileges, and properties, the failure of which to preserve, protect, and maintain might have a material adverse effect on the business, affairs, assets, prospects, operations, employee relations, rights or condition, financial or otherwise, of the Company taken as a whole.

3.2 Charter Documents. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms and provisions hereof, will conflict with, or result in a breach of or creation of a lien under, the terms, conditions or provisions of, or constitute a default under, the charter or by-laws of the Company, as amended, copies of which are available to the Purchasers in the Company Commission Filings.

3.3 Commission Filings and Financial Statements. True and complete copies of all reports, registration statements, definitive proxy statements and other documents (in each case together with all amendments and supplements thereto) filed by the Company, with the Securities and Exchange Commission and/or OTC Markets, as required by the Company’s current reporting status, (such reports, registration statements, definitive proxy statements and other documents, together with any amendments and supplements thereto, are sometimes collectively referred to as the "Company Commission Filings") are available to the Purchasers at the Commission’s website at www.sec.gov or at the OTC Markets website at www.otcmarkets.com. The Company Commission Filings constitute all of the documents (other than preliminary materials) that the Company was required to file with the Commission or the OTC Markets, as applicable . As of their respective dates, each of the Company Commission Filings complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange ActÓ) or the OTC Markets filing requirements , as applicable, and the rules and regulations under each such act or OTC Markets rules, and none of the Company Commission Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When filed with the Commission the financial statements included in the Company Commission Filings complied as to form in all material respects with the applicable rules and regulations of the Commission and/or the OTC Marketplace rules and regulations and were prepared in accordance with generally accepted accounting principles (as in effect from time to time) applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present in accordance with generally accepted accounting principles in all material respects the financial position of the Company as at the dates thereof and the results of its operations and its cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments and the absence of footnotes.

3.4 Use of Proceeds. The Company and management will have full discretion on the use the proceeds which may include but not limited to general working capital.

3.5 Disclosure. To the best of the Company's knowledge, there is no fact (other than matters of a general economic or political nature which does not affect the Company uniquely) known to the Company which materially adversely affects the business, condition (financial or other), operations, assets or properties of the Company which has not been set forth either in the Company Commission Filings or in this Agreement or in the other documents, certificates and instruments delivered to the Purchasers by or on behalf of the Company specifically for use in connection with the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby severally and not jointly represents and warrants to the Company with respect to itself or himself as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable governing documents and provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be taken prior to the Closing Date. Upon their execution and delivery, this Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by gene ral principles of equity that restrict the availability of equitable remedies.

4.2 Investment Representations . Purchaser understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement.

4.3 Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment for an indefinite period of time.

4.4 Acquisition for Own Account. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution or resale.

4.5 Purchaser Can Protect Its Interest. Purchaser represents that by reason of his/her/its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and Further, Purchaser is aware of no publication or any advertisement in connection with the transactions contemplated in the Agreement. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Agreement.

4.6 Self-Reliance. The Purchaser is not relying on the Company or any of its employees or agents or Placement Agent with respect to the legal, tax, economic and related considerations as to an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only his own advisors

4.7 Accredited Investor. Each Purchaser acknowledges that a purchase of the Shares is only available to a Purchaser who is an "accredited investor." In connection therewith, each Purchaser represents and warrants to the Company that he/she or it, as the case may be, qualifies as an "accredited investor" within the meaning of Regulation D, since he/she or it meets one of the following standards for determination of "accredited investor" status of Regulation D set forth below:

(a)    Any broker or dealer registered pursuant to Section 15 of the Exchange Act;

(b)    Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;1

(c)    Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(d)   Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D;

1 The calculation of individual or joint net worth should exclude the value of the Investor’s primary residence. The value of the primary residence is equal to the fair market value of the primary residence, less the amount of mortgage debt secured by the primary residence. However, if the amount of mortgage debt secured by the primary residence exceeds the value of such residence, then the excess mortgage debt should be deducted from the Investor’s other assets in determining his or her net worth.

(e)   Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

(f)   Any entity in which all of the equity owners are "accredited investors".

4.8 Available Information. Each Purchaser hereby represents that he/she/it (i) has access to and has carefully reviewed the Company Commission Filings, and (ii) has had the opportunity to ask questions and receive answers from the Company concerning the Company Commission Filings and the terms and conditions of the offering of the Shares and to obtain any documents relating to the Company which are publicly available and any additional information or documents relating to the Company which the Company possesses or can acquire without unreasonable effort or expense.

4.9 Regulatory Compliance. Purchaser agrees that Purchaser will comply with all relevant rules and regulations of the Exchange Act, including the provisions of Regulation M promulgated thereunder.

4.10 Legends. Each certificate representing Shares of Common Stock to be delivered to the Purchaser shall be endorsed with the following legend: Purchaser understands that the certificates representing the components of the Shares may bear the following legend (or one substantially similar) until the Shares are covered by an effective registration statement filed with the Commission:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SUCH TRANSFER. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Shares represented thereby, if, unless otherwise required by state securities laws, (i) such Shares have been sold under an effective registration statement under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of cou nsel, reasonably acceptable to the Company, to the effect that such sale, assignment or transfer is being made pursuant to an exemption from the registration requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Shares are being sold, assigned or transferred pursuant to Rule 144 or Rule 144A under the Securities Act.

4.11 Confidentiality. The Purchaser agrees that he/she/it will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

4.12 Financial Position / Requisite Knowledge.

(a)  That the undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Securities. Additionally, the undersigned's proposed investment in the Securities does not exceed 20% of the undersigned's net worth exclusive of home, home furnishings and automobiles;

(b)  That the undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities, has the capacity to protect the undersigned's own interests in connection with an investment in the Company and has the net worth to undertake such risks;

(c)   That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of an investment in the Securities in light of the undersigned's financial condition and investment needs

(d)   That the undersigned believes that an investment in the Securities is suitable for the undersigned based upon their investment objectives and financial needs, and the undersigned has adequate means for providing for the their current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities;

(e)    That the undersigned recognizes that the Securities as an investment involves a high degree of risk, including, but not limited to, the risk of loss of 100% of the undersigned's investment in the Securities;

4.13 Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment until the Securities are registered pursuant to the Securities Act, or an exemption from registration is available. That the undersigned realizes that (i) the purchase of the Securities is a long-term investment; (ii) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Act, or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws or exemptions from such registrations are available; and (iii) the transferability of the Securities is restricted and requires conformity with the restrictions contained in Section 3.3 and legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability; and

4.14 Use of Information. Any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of Securities as described herein. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities

(Signature Page Follows)

SECURITIES PURCHASE AGREEMENT - SIGNATURE PAGE

The parties hereto have executed this Securities Purchase Agreement as of the date set forth below.

COMPANY:

Global Digital Solutions, Inc.

By:	Date:

Its:

PURCHASER/PURCHASERS:

Signature	Date:

Print Name:

SSN#: